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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 16, 2002

                                TECO ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         FLORIDA                          1-8180               59-2052286
----------------------------        ----------------      ------------------
(State or other jurisdiction        (Commission file         (IRS Employer
     of incorporation)                  Number)           Identification No.)

            702 North Franklin Street, Tampa Florida        33602
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code: (813) 228-4111

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Item 5.  Other Events
         ------------

         See the Press Release dated May 16, 2002, filed as Exhibit 99.1, and incorporated herein by reference, announcing that TECO Energy's TECO Power Services subsidiary has acquired Mosbacher Power Partners' interest in TM Power Ventures, a joint venture of the two companies.

         Additionally, see the Press Release dated May 17, 2002, filed as
Exhibit 99.2, and incorporated herein by reference, announcing that SNC-Lavalin Constructors Inc., a subsidiary of SNC-Lavalin Group, Inc., is replacing NEPCO, an Enron subsidiary, as the construction contractor for four power stations in which TECO Power Services has interests.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)      Exhibits

         99.1 Press Release dated May 16, 2002, announcing that TECO Energy's TECO Power Services subsidiary has acquired Mosbacher Power Partners' interest in TM Power Ventures, a joint venture of the two companies.

         99.2 Press Release dated May 17, 2002, announcing that SNC-Lavalin Constructors Inc., a subsidiary of SNC-Lavalin Group, Inc., is replacing NEPCO, an Enron subsidiary, as the construction contractor for four power stations in which TECO Power Services has interests.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2002                           TECO Energy, Inc.



                                               By:/s/ G. L. GILLETTE
                                                  ------------------------------
                                                      G. L. GILLETTE
                                                  Senior Vice President-Finance
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)




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                                INDEX TO EXHIBITS

      Exhibit No.       Description of Exhibits

         99.1 Press release dated May 16, 2002, announcing that TECO Energy's TECO Power Services subsidiary has acquired Mosbacher Power Partners' interest in TM Power Ventures, a joint venture of the two companies.

         99.2 Press Release dated May 17, 2002, announcing that SNC-Lavalin Constructors Inc., a subsidiary of SNC-Lavalin Group, Inc., is replacing NEPCO, an Enron subsidiary, as the construction contractor for four power stations in which TECO Power Services has interests.





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